UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 19, 2009


                                    VYTA CORP
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                   33-19598-D               84-0992908
------------------------------   ---------------    ----------------------------
  (State or other jurisdiction  (Commission File    (IRS Employer Identification
       of incorporation)               Number)                 Number)


                1630 WELTON STREET, SUITE #300, DENVER, CO 80202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 592-1010
                      -------------------------------------
               Registrant's telephone number, including area code


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2009, Mr. John Hoback, Drs. Robert Shaw and Herbert J. Neuhaus resigned as directors of Vyta Corp (the Company). Mr. Paul H. Metzinger serves as the sole officer and director of the Company.

SECTION 8 - OTHER EVENTS

ITEM 8 - OTHER EVENTS

On May 15, 2009, management of the Company ceased both the operations of its wholly-owned subsidiary, Bioagra, LLC and those of the Company, itself, due to economic and financial conditions. At this time the Company, is examining its' possible course of actions.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    VYTA CORP



                                    By:      /s/ Paul H. Metzinger
                                       -----------------------------------------
                                           Paul  H.  Metzinger,   President  and
                                           Chief Executive Officer


                                    Date: May 20, 2009